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                                                                    EXHIBIT 23.3

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-98402 and No. 333-13461) of S3 Incorporated of our report dated January 22, 1999 appearing in this Annual Report on Form 10-K for the years ended December 31, 1998 and 1997.

/s/ PRICEWATERHOUSECOOPERS
---------------------------
PricewaterhouseCoopers

Hsinchu, Taiwan R.O.C.
February 24, 1999